AOMT 2023-1 ABS-15G

Exhibit 99.6

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third party due diligence provider, performed the review described below on behalf of its client, Angel Oak Real Estate Investment Trust III. The review included a total of 392 newly originated residential mortgage loans, in connection with the securitization identified as AOMT 2023-1 (the “Securitization”). The Review was conducted from June 2021 through December 2022 on mortgage loans originated between March 2021 and July 2022.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
●	Validate borrower(s) monthly gross income
●	Validate funds required to close, required reserves
●	Review file documentation for required level of income and asset verifications
ii.	Employment Status
●	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
●	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
●	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
●	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
●	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
●	Review credit report for credit history and required credit depth including any / all inquiries
●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower’s occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below. In the event the CU score was greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (392 loans in total):

Twenty-four (24) loans had a Secondary Appraisal, ninety-three (93) loans had AVMs, and eighty-five (85) loans had Desktop Reviews.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed.

One (1) loan had a Second Desk Review, and one (1) loan had a Field Review, all of which supported value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 392 mortgage loans reviewed, seventy-seven (77) unique mortgage loans (19.64% by loan count) had a total of eighty-seven (87) tape discrepancies across seven (7) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
UW FICO Utilized	48	55.17%
Property Type	11	12.64%
Originator DTI	10	11.49%
Original CLTV	6	6.90%
Original LTV	6	6.90%
Loan Purpose	3	3.45%
Origination Date	3	3.45%
Grand Total	87	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	257	$160,061,459.00	65.56%
Event Grade B	135	$82,306,134.00	34.44%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	392	$242,367,593.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	331	84.44%
Event Grade B	61	15.56%
Event Grade C	0	0.00%
Event Grade D	0	0.00%
Total Sample	392	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	308	78.57%
Event Grade B	84	21.43%
Event Grade C	0	0.00%
Event Grade D	0	0.00%
Total Sample	392	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	385	98.21%
Event Grade B	7	1.79%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	392	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	235
		Hazard Insurance Coverage is Not Sufficient	18
		Borrower Income Verification does not match Approval	14
		Borrower Liabilities Verification Indicator is Partial	11
		Housing history does not meet guidelines	10
		DTI Exceeds AUS Maximum Allowable	6
		Final Loan Application is Partial	6
		Borrower Employment Verification does not meet guidelines	6
		Transmittal Summary is Partial	6
		Qualifying DTI exceeds Guideline Maximum Allowable	5
		Final Loan Application is Missing	4

	Liquid Reserves are less than Guidelines Required	3
	Transmittal Summary is Missing	3
	Minimum Trade Line Requirement Not Met	3
	CoBorrower Employment Verification does not meet guidelines	3
	Asset Documents are Incomplete	3
	Fraud Report Shows Uncleared Alerts	3
	Appraisal date is greater than 120 days from Origination date.	3
	Borrower Income Verification is less than 12 months	2
	Insufficient cash to close.	2
	Payment shock exceeds lender guidelines	2
	Residual income does not meet guidelines.	2
	Borrower 2 Income Verification is less than 12 months	2
	Underwriting CLTV exceeds Guideline Maximum Allowable	1
	HAZARD INSURANCE CERTIFICATE MISSING	1
	OFAC Check was not completed/Cleared.	1
	Borrower Employment Verification Level is missing	1
	Flood Certificate is Missing	1
	Condo Approval Missing	1
	Note Document Indicator is Partial	1
	Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	1
	Overdraft/NSF Count Exceeds Tolerance	1
	CoBorrower Income Verification does not match Approval	1
	Property is located in a FEMA disaster area	1
	Loan is QM and DTI exceeds 43%	1
	Signed 4506t is missing	1
	Borrower residency documentation not provided or issue with documentation	1
	Borrower Liabilities Verification Indicator is Missing	1
	HMDA Data Tape Not Provided	1
	Underwriting FICO does not meet Guideline Minimum Required	1
	Borrower 1 VVOE is not within 7 days of Note date	1
	Underwriting LTV exceeds Guideline Maximum Allowable	1
	Unresolved derogatory credit	1
	Hazard Insurance Effective Date is after the Note Date	1
	Hazard Insurance Indicator is Partial	1
	Total Credit Grade (A) Exceptions:	374
B	Liquid Reserves are less than Guidelines Required	12
	Payment shock exceeds lender guidelines	9
	Housing history does not meet guidelines	9
	Overdraft/NSF Count Exceeds Tolerance	5
	Minimum Trade Line Requirement Not Met	5

		Qualifying DTI exceeds Guideline Maximum Allowable	4
		Borrower Employment Verification does not meet guidelines	4
		Underwriting LTV exceeds Guideline Maximum Allowable	3
		Underwriting CLTV exceeds Guideline Maximum Allowable	3
		Borrower Liabilities Verification Indicator is Partial	3
		Borrower Income Verification does not match Approval	3
		Residual income does not meet guidelines.	2
		Initial Credit Application is Not Executed	1
		Note Document Indicator is Partial	1
		Underwriting FICO does not meet Guideline Minimum Required	1
		Loan amount is greater than the maximum loan amount allowed per guidelines	1
		Downpayment source is from an unacceptable source	1
		Unresolved derogatory credit	1
		Cash to Borrower Exceeds Maximum Allowable	1
		Total Credit Grade (B) Exceptions:	69
Compliance	A	No Compliance Findings	252
		Consummation or Reimbursement Date Validation Test	17
		Reimbursement Amount Test	17
		Charges That Cannot Increase Test	17
		Initial Closing Disclosure Delivery Date Test	16
		Charges That In Total Cannot Increase More Than 10% Test	11
		Initial Loan Estimate Delivery Date Test (from application)	8
		TRID Monitor Timing of Disclosures Finding	7
		RESPA Homeownership Counseling Organizations Disclosure Date Test	4
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	3
		Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6)).	2
		TX Constitution A6 Required Fees Test	2
		Security Instrument Indicator is Missing	2
		Homeownership Counseling Disclosure is Missing	2
		Reimbursement Date Test	2
		eSigned Documents Consent is Missing	2
		Right to Cancel is Missing	2
		High-Cost Mortgage Date the Rate Was Set Validation Test	2
		TILA Finance Charge Test	2
		Written List of Service Providers Disclosure Date Test	2
		Security Instrument Indicator is Partial	1
		Revised Closing Disclosure Delivery Date Test (No Waiting Period Required) Test	1
		MD Credit Regulations Mortgage Loan DTI Provided Test	1
		Non-Numeric Clerical Error and Post-Consummation Revised Closing Disclosure Delivery Date Test	1

		Mortgage not recorded	1
		TX Constitution A6 Total Indebtedness Test	1
		The file does not contain a complete copy of the Loan Estimate. Unable to fully test for TRID tolerance.	1
		Bona Fide Discount Points Test	1
		MI HB 6121 Mortgage Loan Finding	1
		TRID Disclosure Delivery and Receipt Date Validation Test	1
		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
		TRID Initial Closing Disclosure Date and Funding Date Validation Test	1
		NC RSHL Qualified Mortgage Points and Fees	1
		Higher-Priced Mortgage Loan Right to Receive Appraisal Disclosure Alert (12 CFR 1026.35(c)(5)).	1
		State Defined Home Loan	1
		Lender NMLS Status is Not Active	1
		Initial Escrow Account Disclosure is Missing	1
		Reimbursement Amount Validation Test	1
		TRID Initial Closing Disclosure Date and Date Creditor Received Application Validation Test	1
		Potential Predatory Loan	1
		TRID Initial Loan Estimate Date and Initial Closing Disclosure Date Validation Test	1
		Regulation § 1026.43(c)(2)(i) failure - The borrower(s) reasonably expected income or assets was not properly considered.	1
		TRID Total of Payments Test	1
		Regulation §1026.43(e)(2)(vi) failure - The Qualified Mortgage calculated DTI is greater than 43.00%.	1
		Home Loan	1
		Higher-Priced Mortgage Loan	1
		ATR/QM Status is Pending	1
		Originator NMLS Status is Not Found	1
		Total Compliance Grade (A) Exceptions:	400
	B	Higher-Priced Mortgage Loan	80
		Interest Rate Test	2
		Higher-Priced Mortgage Loan Test	2
		MD COMAR Higher-Priced Mortgage Loan Finding	2
		Prepay Amount From Note Does Not Equal Prepay Amount On Final Closing Disclosure	1
		Right to Cancel Transaction Date is different from the Transaction Date	1
		Prohibited Fees Test	1
		Total Compliance Grade (B) Exceptions:	89
Valuation	A	No Property Findings	75
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	42
		Third Party Valuation Product not Provided	24
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	22
		Title Issues Present	6

	Appraisal guideline violation	3
	Third Party AVM to appraised value exceeds 10% allowable variance	3
	Is Completion Certificate in file is No	2
	UCDP Summary Report is Missing	1
	Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	1
	Origination Appraisal is Partial	1
	Are all required Addendum and Exhibits in file is Incomplete	1
	Third party AVM Confidence Score is less than 90%	1
	Total Valuation Grade (A) Exceptions:	182
B	Appraisal guideline violation	6
	Title Issues Present	1
	Total Valuation Grade (B) Exceptions:	7

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.

Credit Event Grades
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.